MAINSTAY FUNDS TRUST
MainStay MacKay Short Duration High Income Fund
(the “Fund”)
Supplement dated June 7, 2024 (“Supplement”) to the Summary Prospectus and Prospectus, each dated February 28, 2024, as supplemented, and Statement of Additional Information (“SAI”), dated February 28, 2024, as amended May 28, 2024
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.
Effective August 6, 2024 (“Effective Date”), the time period within which a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class C shares of the Fund where no initial sales charge was paid is reduced from 18 months to 12 months after the date of purchase. This policy change applies to existing shareholders and new shareholders who purchase Class C shares of the Fund on or after the Effective Date. Shareholders who purchased Class C Shares of the Fund prior to the Effective Date will continue to be subject to a CDSC of 1.00% on certain redemptions made within 18 months after the date of purchase.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16bc‑06/24